                                                                   Exhibit 10.21


                            STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of September 1, 1998 among Jay Walker ("Walker"), Michael Loeb ("Loeb") and NewSub Services, Inc., a Connecticut corporation (the "Company").

     WHEREAS, Walker and Loeb desire that Loeb and certain affiliates of Loeb as specified below (the "Loeb Affiliates") shall have the option to purchase certain shares of Class B common stock, no par value (the "Common Stock") of the Company as set forth herein;

     NOW THEREFORE, each of the parties hereto, in consideration of the mutual covenants set forth herein, agrees as follows:

SECTION 1.    DEFINITIONS.  For all purposes of this Agreement, the following
              -----------
terms shall have the meanings set forth below.

     Actual Dilution shall mean .0283575 (.4115728 minus .3832153).
     ---------------

     Common Stock shall mean the Company's voting and non-voting common
     ------------
stock.

     Deemed Dilution shall mean the difference of (x) .4115728 (Loeb and the
     ---------------
Loeb Affiliates' current percentage interest) minus (y) the quotient of (i) 3912 (Loeb and the Loeb Affiliates' current number of shares) divided by (ii) the sum of 9505 (current outstanding shares of 8792 plus 713 reserved for issuance pursuant to the Company's option plan) plus the Deemed Number of GA Shares.

     Deemed Number of GA Shares shall mean (i) $20,000,000 divided by (ii)
     --------------------------
the quotient of    the Deemed Valuation divided by 9505 shares.

     Deemed Valuation shall mean (x) if the Triggering Event is an Initial
     ----------------
Public Offering, the IPO Valuation or (y) if the Triggering Event is a Sale, the Value.

     Initial Public Offering shall mean an underwritten public offering
     -----------------------
pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended, covering the offer and sale of shares of common stock of the Company for the account of the Company and resulting in aggregate gross proceeds to the Company of at least $20,000,000.

     IPO Valuation shall mean, with respect to the Company, the product of
     -------------
(i) the aggregate number of shares of Common Stock outstanding on a fully diluted basis immediately prior to the Initial Public Offering multiplied by
(ii) the price per share of the shares of Common Stock offered in the Initial Public Offering based on the information provided in the Company's Registration Statement.

     Liens shall mean any liens, claims, options, charges, encumbrances or
     -----
rights, other than (i) the Stockholders Agreement dated as of March 9, 1998 among the Company, General Atlantic Partners 46, L.P., GAP Coinvestment Partners L.P., Walker, Loeb and General Atlantic Partners 49, L.P., (ii) the Stock Pledge Agreement dated as of March 5, 1998 among Loeb, Walker and NationsBank, N.A., as Administrative and Syndication Agent and (iii) any other lien consented to in writing by Loeb, as each of the same has been or hereafter may be amended with the written consent of Loeb.

     Loeb Affiliates shall mean Margaret Loeb, individually, Margaret Loeb,
     ---------------
Trustee for M.R Loeb and Margaret Loeb, Trustee for K.E. Loeb, each of whom own Common Stock.

     Merger means (x) the merger or consolidation of the Company into or
     ------
with one or more Persons or (y) the merger or consolidation of one or more Persons into or with the Company, if, in the case of (x) or (y), the stockholders of the Company prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person.

     Option Shares shall mean the number of shares of Common Stock, if
     -------------
positive, equal to the product of (i) Actual Dilution minus Deemed Dilution multiplied by (ii) the Triggering Event Number of Shares. An example of this calculation is set forth in Schedule A attached hereto.

     Person means any individual, firm, corporation, partnership, trust,
     ------
incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     Purchase Price shall mean $100.00.
     --------------

     Sale shall mean the voluntary sale, conveyance, exchange or transfer
     ----
to another Person of (i) the Voting Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

     Triggering Event Number of Shares shall mean the aggregate number of
     ---------------------------------
shares of Common Stock outstanding on a fully diluted basis immediately prior to a Triggering Event.

     Value shall mean the fair market value of the Company as shall be
     -----
agreed upon by Walker and Loeb or, if Walker and Loeb shall fail to agree as shall be determined by an appraiser mutually acceptable to Walker and Loeb or, if Walker and Loeb are unable to agree on an appraiser, by General Atlantic Partners.

SECTION 2.    RIGHT TO CALL
              -------------

     2.1  Right to Call.  Loeb and the Loeb Affiliates shall have the right
          -------------
to require Walker to sell to Loeb and the Loeb Affiliates, and Walker agrees to sell to Loeb and the Loeb Affiliates, the Option Shares, for the Purchase Price and on the terms and conditions herein set forth (the "Option"). The Option Shares shall be allocated among Loeb and each Loeb Affiliate in the following ratios:


              Michael Loeb                           3200/3912
              Margaret Loeb                           178/3912
              Margaret Loeb Trustee for M.R. Loeb     267/3912
              Margaret Loeb Trustee for K.E. Loeb     267/3912

     Each of Loeb and the Loeb Affiliates shall have the right to exercise the Option with respect to their portion of the Option Shares independently.

     2.2  Method of Exercise.  From time to time prior to the expiration of the
          ------------------
Exercise Period, as defined in Section 2.3 below, each of Loeb and the Loeb Affiliates may give written notice to Walker of their election to purchase some or all of their portion of the Option Shares (a "Notice of Exercise"). Said notice shall specify the number of Option Shares to be purchased.

     2.3  Time of Exercise.  The Option shall become exercisable upon the
          ----------------
closing of the first to occur of an Initial Public Offering, a Merger, or a Sale (the "Triggering Event") and shall remain exercisable for a period of thirty
(30) days thereafter (the "Exercise Period").

SECTION 3.     CLOSING.  Except as provided in Section 4 or as otherwise
               -------
mutually agreed, the closing with respect to any exercise of this Option shall be held on the date (the "Closing Date") which is the fifth (5th) business day after delivery of the Notice of Exercise. At the Closing, Loeb and the Loeb Affiliates will deliver (i) the original Stock Option Agreement, (ii) the Purchase Price in cash and (iii) such agreement, statement or other evidence as the Company may reasonably require in order to satisfy itself that the sale of the Option Shares being purchased pursuant to such exercise and any subsequent resale thereof will be in compliance with applicable laws and regulations, including without limitation all applicable federal and state securities laws and regulations. Certificates for the Option Shares so purchased will be delivered to the Company by Walker, and new certificates for such shares will be issued by the Company to Loeb and the Loeb Affiliates, upon compliance to the satisfaction of the Company with all requirements under applicable laws or regulations in connection with such transfer and issuance, including without limitation if said Option Shares have not been registered under the Securities Act of 1933, as amended, receipt of a representation from Loeb and each Loeb Affiliate upon each exercise of this Option that the purchaser is purchasing the Option Shares for purchaser's own account and not with a view to any resale or distribution thereof, the legending of any certificate representing said Option Shares, and the imposition of a stop transfer order with respect thereto, to prevent a resale or distribution in violation of federal or state securities laws. Neither Loeb nor the Loeb Affiliates shall be deemed for any purpose to be the owner of any Option Shares subject to this Option until such Option Shares shall have been transferred to them in accordance with the foregoing provisions.

SECTION 4.     EFFECT OF CERTAIN TRANSACTIONS.  If the Triggering Event is a
               ------------------------------
Merger or Sale, (i) subject to the provisions of clause (ii) below, this Option will terminate as of the effective date of any such Merger or Sale, provided that (x) notice of such termination shall be given to Loeb and the Loeb Affiliates and (y) Loeb and the Loeb Affiliates shall have the right to exercise this Option to the extent that it is then exercisable, or would become exercisable as a result of such Merger or Sale, during the 5-day period preceding the effective date of such Merger or Sale, contingent upon the consummation of such Merger or Sale and (ii) if the consideration payable in respect of the Option

Shares pursuant to the terms of the Merger or Sale consists of stock or other securities of another entity, Walker, with the approval of Loeb and the Loeb Affiliates, may provide that after the effective date of such Merger or Sale this Option shall survive and Loeb and the Loeb Affiliates shall be entitled, upon exercise of this Option, to receive, in lieu of Option Shares, such shares of stock or other securities as Walker received with respect to the Option Shares pursuant to the terms of the Merger or Sale.

SECTION 5.     TITLE TO OPTION SHARES.  Walker represents that he (i) owns
               ----------------------
beneficially and of record the Option Shares and has good and valid title to the Option Shares, free and clear of all Liens and (ii) has unrestricted power and authority to transfer the Option Shares to Loeb and the Loeb Affiliates. Upon delivery of the stock certificates representing the Option Shares and payment therefor, Loeb and each Loeb Affiliate shall acquire good and valid title to the Option Shares, free and clear of all Liens.

SECTION 6.     NOTICES.  All communications under this Agreement shall be
               -------
delivered in writing to the party's address as set in the books and records of the Company or to such other address as may be specified by a party in writing.

SECTION 7.     GOVERNING LAW.  This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, the laws of the State of Connecticut.

SECTION 8.     HEADINGS.  The section headings appear as a matter of convenience
               --------
only and do not constitute a part of this Agreement and shall not affect the construction hereof.

SECTION 9.     SUCCESSORS AND ASSIGNS.  The Loeb Affiliates shall be considered
               ----------------------
third-party beneficiaries of this Agreement and this Agreement shall be enforceable by each of them in accordance with the terms hereof. Walker may not delegate his obligations hereunder and neither Loeb nor any Loeb Affiliate may assign or transfer the rights specified hereunder in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Loeb shall have the right to require that Loeb's Option Shares be issued in the name of another Person by advance written notice to Walker and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Option Agreement to be duly executed on their behalf as of the date first set forth above.

                              /s/ Jay Walker
                              --------------------------------------------------
                              Jay Walker

                              /s/ Michael Loeb
                              --------------------------------------------------
                              Michael Loeb

                              NewSub Services, Inc.

                              By:/s/ Kevin Manion
                                 -----------------------------------------------
                                 Name  Kevin Manion
                                 Title  Vice President, Chief Financial Officer

                                   SCHEDULE A
                                   ----------

Mike Loeb/Jay Walker NSS Dilution Analysis
------------------------------------------

    1  Dilution Effect of GA Investment
       --------------------------------
    2  Total Number of NSS Shares                                                            9,505
    3  Mike Loeb* Pre-investment Ownership %                                                  41.2%
    4  Mike Loeb NSS Shares Owned                                                            3,912
    5  Pre-Money Valuation of NSS                                                     $250,000,000
    6  Purchase Price per Share                                                       $     28,435
    7  Amount of GA Investment                                                        $ 20,000,000
    8  Post-Money Valuation of NSS                                                    $270,000,000
    9  Total Shares Purchased by GA                                                            703
   10  Total Shares post GA Purchase                                                        10,208
       -----------------------------------------------------------------------------------------------
   11  Mike Loeb Ownership % post GA                                                          38.3%
       -----------------------------------------------------------------------------------------------
   12  Dilution Effect of GA Purchase                                                          2.8%
   13
   14  Dilution Effect of Initial Public Offering
       ------------------------------------------
   15  Total Number of NSS Shares                                                            9,505
   16  Mike Loeb Pre-investment Ownership %                                                   41.2%
   17  Mike Loeb NSS Shares Owned                                                            3,912
   18  Pre-Money Valuation of NSS                                                     $600,000,000
   19  Purchase Price per Share                                                       $     83,125
   20  Incremental IPO Share Issuance                                                 $ 20,000,000
   21  Post-Money Valuation of NSS                                                    $620,000,000
   22  Total Incremental Shares Issued                                                         317
   23  Total Shares post Incremental Shares                                                  9,822
       -----------------------------------------------------------------------------------------------
   24  Mike Loeb Ownership % post IPO                                                         39.8%
       -----------------------------------------------------------------------------------------------
   25  Dilution Effect of IPO                                                                  1.3%
   26
       -----------------------------------------------------------------------------------------------
   27  Difference:  GA Dilution vs. IPO Dilution                                               1.5%
       -----------------------------------------------------------------------------------------------
   28
       -----------------------------------------------------------------------------------------------
   29  Walker Shares sold to Loeb per Stock Option Agrmnt.                                     154
       -----------------------------------------------------------------------------------------------
   30  New Loeb NSS Shares Owned                                                             4,066
       -----------------------------------------------------------------------------------------------
   31  New Loeb Ownership %                                                                   39.8%
       -----------------------------------------------------------------------------------------------

* Note: All figures for Mike Loeb include Shares owned by Loeb and the Loeb Affiliates.